UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

DUESENBERG TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	000-54800	99-0364150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 - 1130 West Pender St. Vancouver, BC		V6E 4A4
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(604) 700-9324

VGRAB COMMUNICATIONS INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendment to Articles

On December 23, 2020, VGrab Communications Inc. (the “Company”) changed its name to Duesenberg Technologies Inc. (the “Name Change”). To effect the Name Change, the Company filed a Notice of Alteration with the British Columbia Registrar of Companies. Other than the Name Change, no other changes were made to the Company’s Notice of Articles.

SECTION 8 - OTHER EVENTS

ITEM 8.01OTHER EVENTS.

Ticker Symbol Change

On December 30, 2020 the Company’s common shares commenced trading on the OTC Markets under the new ticker symbol DUSYF.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Change of Name dated December 23, 2020.
3.2	Notice of Articles dated December 23, 2020.
99.1	News Release dated December 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUESENBERG TECHNOLOGIES INC.

Date: December 30, 2020

By: /s/ Lim Hun Beng
Lim Hun Beng
Chief Executive Officer
and President